SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             FORM 8-K

                           CURRENT REPORT


             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    January 28, 1998


                   D.H. MARKETING & CONSULTING, INC.
         (Exact name of registrant as specified in its charter)

Nevada                                        033-91240        88-0330263
(State or of incorporation or organization)   (Commission      (IRS Employer
                                               File Number)    Identification
                                                                No.)

300 Keystone Street, Hawley, PA                   18428
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: (717) 226-8515

Item 1. Changes in Control of Registrant.

On January 21, 1998, the Board of Directors of the Registrant executed a Written Consent in Lieu of a Special Meeting of the Board of Directors for the purpose of electing Ronald W. Meredith and William Bartley to the Board of Directors to fill a vacancy on the board pursuant to Article II, Section 2.05 of the Registrant's By-Laws. The Board of Directors of the Registrant now consists of seven individuals.


                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

D.H. MARKETING & CONSULTING, INC.

January 28, 1998
Date


By: /s/ DAVID D. HAGEN
     David D. Hagen, President